UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: July 31, 2013
(Date of earliest event reported)

Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

45 Fremont Street, Suite 2800
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 800-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2013, Glu Mobile Inc. (“Glu”) issued a press release announcing its financial results for the second quarter ended June 30, 2013.  A copy of the press release is attached as Exhibit 99.01 to this Current Report. In addition, on August 6, 2013, Glu made available on its corporate website at www.glu.com/investors supplemental slides that will be referenced during Glu’s earnings call to discuss its financial results for the second quarter ended June 30, 2013.  A copy of these supplemental slides is attached as Exhibit 99.02 to this Current Report.

The information contained in Item 4.02 below is incorporated into this Item 2.02 by this reference.

The information in this Item 2.02, including Exhibits 99.01 and 99.02, will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information contained in this Item 2.02, including Exhibits 99.01 and 99.02, will not be incorporated by reference into any document that Glu files with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing (or any reference to this Current Report generally), except as may be expressly set forth by specific reference in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 31, 2013, the Audit Committee of Glu’s Board of Directors determined, in consultation with PricewaterhouseCoopers LLP (“PwC”), Glu’s independent registered public accounting firm since 2003, and with Glu’s management, that the following financial statements previously filed by Glu with the SEC should no longer be relied upon:  (1) the audited consolidated financial statements for the years ended December 31, 2011 and December 31, 2012; (2) the unaudited condensed consolidated financial statements included in Glu’s quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2012 (including the corresponding 2011 quarterly periods contained therein); and (3) the unaudited condensed consolidated financial statements included in Glu’s quarterly report on Form 10-Q for the quarter ended March 31, 2013. In addition, on July 31, 2013, the Audit Committee, in consultation with PwC and Glu’s management, determined that Glu’s audited consolidated financial statements for the year ended December 31, 2010 could be relied upon but should be revised to correct the error that was similar to that in the 2011 and 2012 financial statements.  The determination with respect to 2010 was made because the impact of the correction on Glu’s 2010 financial statements was not material.

Accordingly, Glu intends to file with the SEC on or about August 9, 2013 an amended and restated Annual Report on Form 10-K/A for the year ended December 31, 2012 (the “Form 10-K/A”) and an amended and restated Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2013 (the “Form 10-Q/A,” and together with the Form 10-K/A, the “Revised Reports”), together with its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.  The Form 10-K/A will include restated annual consolidated financial statements for the years ended December 31, 2011 and December 31, 2012 and restated quarterly condensed consolidated financial information for the quarters ended March 31, June 30, September 30 and December 31 for such years.  The Form 10-K/A will also include certain revised consolidated financial statements for the year ended December 31, 2010.  The Form 10-Q/A will include restated unaudited condensed consolidated financial statements for the three months ended March 31, 2013 and March 31, 2012.

Description of Restatement

The determination to restate these financial statements was the result of discussions between Glu and PwC regarding the accounting for certain revenues and cost of revenues.  Historically (including in public filings beginning with the year ended December 31, 2003 in connection with Glu’s initial public offering), Glu recognized revenues from sales through wireless carriers on a net accounting basis.  Under this treatment, Glu recorded revenues from these sales excluding the commissions and fees that the carriers charged to Glu.  Glu has subsequently transitioned from selling games almost exclusively through wireless carriers to selling games primarily through smartphone digital storefronts, such as the Apple App Store, Google Play Store, Amazon App Store and others (the “Digital Storefronts”).  In connection with Glu’s introduction of free-to-play (also known as “freemium”) games in 2010, as well as due to the fact that Glu’s revenues generated from sales to end customers through the Digital Storefronts were beginning to become meaningful, Glu’s management consulted with PwC regarding its analysis of the appropriate accounting treatment for revenues from these games.  Based on these discussions, Glu’s management concluded that it was appropriate to continue to recognize revenues from sales through the Digital Storefronts on a net accounting basis.  Glu’s audited financial statements that have included revenues from sales through the Digital Storefronts have reflected that accounting treatment.

While preparing its financial outlook for the third quarter and full year of 2013, management consulted with PwC regarding the appropriate revenue recognition methodology for a new type of online-only game that Glu plans to introduce that will operate as a service (such as ETERNITY WARRIORS 3, which Glu expects to launch in the second half of 2013), and that Glu expects will primarily be sold through the Digital Storefronts. During these consultations, PwC also discussed with management Glu’s historical revenue recognition policy for titles sold through the Digital Storefronts and PwC’s reconsideration of the factors that determine gross versus net basis accounting for the Digital Storefronts.  As a result of these discussions, Glu’s Audit Committee, in consultation with PwC and based on the recommendation of Glu’s management, concluded on July 31, 2013 that revenues from sales to end customers through the Digital Storefronts should have been recorded on a gross basis because it was determined that under the terms of the contracts Glu should be considered the principal in the sales transaction.  Glu has therefore corrected its revenue recognition policy to record on a gross basis the revenues attributable to sales to end customers through the Digital Storefronts.

Accordingly, Glu intends to restate the financial statements and financial information referred to above to present gross revenues before deducting the commissions and fees received by the Digital Storefronts.  This will result in an increase in Glu’s previously reported revenues and a corresponding identical increase in cost of revenues.  This will decrease Glu’s gross margin as a percent of revenue in each reporting period, but will have no effect on gross profit, operating income/(loss), net income/(loss), cash flows or any per share amounts for any period covered by the Revised Reports.  In addition, these changes will not move any revenues or costs among reporting periods.  Glu also intends to record corresponding adjustments to deferred revenues and deferred cost of revenues.

Until Glu files the Revised Reports, the expected effects of the restatement or revision, as applicable, are subject to change.

Glu’s Audit Committee and Glu’s management discussed with PwC the matters disclosed under this Item 4.02.

This Current Report contains forward-looking statements regarding Glu’s financial statements and revenue recognition policy, the nature, scope and effect of the restatement, the anticipated timing of completion of the restatement and filing of the Revised Reports and the quarterly report on Form 10-Q for the three months ended June 30, 2013 based on current expectations.  Those forward-looking statements include all statements other than those made solely with respect to historical fact.  Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements, including the review of Glu’s June 30, 2013 financial statements, the further review of Glu’s March 31, 2013 and 2012 quarterly financial statements and December 31, 2010, December 31, 2011 and December 31, 2012 fiscal year financial statements, the risk that Glu will be unable to file the Revised Reports as planned on August 9, 2013, and Glu’s ability to manage its operations during and after the restatement process and the risk that Glu will not launch ETERNITY WARRIORS 3 during 2013 or at all.  Glu does not undertake any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01	Press release issued by Glu regarding its financial results for the second quarter ended June 30, 2013, dated August 6, 2013.

99.02	Supplemental slides made available by Glu on its corporate website on August 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date:	August 6, 2013	By:	/s/ Eric R. Ludwig
Name: Eric R. Ludwig
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.01	Press release issued by Glu regarding its financial results for the second quarter ended June 30, 2013, dated August 6, 2013.

99.02	Supplemental slides made available by Glu on its corporate website on August 6, 2013.

5